UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 17, 2023

Ultra Clean Holdings, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-50646	61-1430858
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

26462 Corporate Avenue
Hayward, California		94545
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 510 576-4400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	UCTT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 17, 2023, at the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) of Ultra Clean Holdings, Inc. (the “Company”), the stockholders of the Company considered and approved six proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on April 21, 2023.

The vote results detailed below represent the final results as certified by the Inspector of Elections:

Proposal 1

Election of directors for a one-year term.

Director	For	Against	Abstain	Broker Non-Votes
Clarence L. Granger	36,849,514	947,186	38,398	3,714,261
James P. Scholhamer	37,292,847	504,222	38,029	3,714,261
David T. ibnAle	36,738,146	1,051,365	45,587	3,714,261
Emily M. Liggett	36,867,027	923,869	44,202	3,714,261
Thomas T. Edman	36,995,077	795,116	44,905	3,714,261
Barbara V. Scherer	37,351,362	438,657	45,079	3,714,261
Ernest E. Maddock	34,625,375	3,166,067	43,656	3,714,261
Jacqueline A. Seto	36,764,837	1,025,817	44,444	3,714,261

Proposal 2

Ratification of the appointment of Moss Adams LLP to serve as the Company’s independent registered public accounting firm for fiscal 2023.

For	Against	Abstain
41,274,844	241,001	33,514

Proposal 3

Approval, by non-binding advisory vote, of the compensation paid by the Company to its Named Executive Officers.

For	Against	Abstain	Broker Non-Votes
33,970,680	3,792,155	72,263	3,714,261

Proposal 4

Selection, by a non-binding advisory vote, of the frequency with which stockholders of the Company will be asked to approve, by a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers.

One Year	Two Years	Three Years	Abstain	Broker Non-Votes
34,989,541	27,994	2,505,623	311,940	3,714,261

Proposal 5

Approval of the amendment and restatement of the Company’s stock incentive plan (the “Plan”) to increase the number of shares available for issuance under the Plan by an additional 2,000,000 shares.

For	Against	Abstain	Broker Non-Votes
33,635,552	4,140,467	59,079	3,714,261

Proposal 6

Approval of the amendment and restatement of the Company’s employee stock purchase plan (the “ESPP”) to increase the number of shares available for issuance under the ESPP by an additional 500,000 shares and to extend the term of the ESPP to 2044.

For	Against	Abstain	Broker Non-Votes
37,702,838	89,854	42,406	3,714,261

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ULTRA CLEAN HOLDINGS, INC.

Date:	May 18, 2023	By:	/s/ Paul Y. Cho
			Name:	Paul Y. Cho
			Title:	General Counsel and Corporate Secretary